Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: September 30, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: October 29, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Accounting Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended September 30, 2010

	Index

Combining Condensed Statements of Income (loss) and Comprehensive Income (loss) for the Month Ended September 30, 2010 and Cumulative Post-Petition Period Ended September 30, 2010		3

Combining Condensed Balance Sheet		4

Notes to Unaudited Combined Condensed Financial Statements		5
Note 1:	Chapter 11 Cases and Proceedings	5
Note 2:	Basis of Presentation	6
Note 3:	Summary of Significant Accounting Policies	8
Note 4:	Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	8
Note 5:	Certain Other Assets and Liabilities and Liabilities Subject to Compromise	9
Note 6:	Rejected Contracts and Related Matters	10
Note 7:	General and Administrative Expenses and Reorganization Items	11

Schedules:
Schedule I	Schedule of Combined Condensed Statement of Income (loss) and Comprehensive Income (loss) for the Month Ended September 30, 2010	12
Schedule II	Schedule of Combined Condensed Balance Sheet as of September 30, 2010	13
Schedule III	Schedule of Payroll and Payroll Taxes	14
Schedule IV	Schedule of Federal, State and Local Taxes	14
Schedule V	Schedule of Total Disbursements by Debtor	22
Schedule VI	Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	32
Schedule VII	Status of Mortgages Payable For Debtors	33
Schedule VIII	Chapter 11 Retained Professionals Detail	36
Schedule IX	Schedule of Non-Noticed and De Minimis Asset Sales	37
Schedule X	Debtors Questionnaire	38

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	September 30, 2010	September 30, 2010	September 30, 2010	Ended September 30, 2010
	(In thousands, except for
	per share amounts)

Revenues:
Minimum rents	$8,376	$125,853	$134,229	$2,411,705
Tenant recoveries	2,132	58,432	60,564	1,082,733
Overage rents	313	3,319	3,632	62,174
Land and condominium sales	3,799	—	3,799	75,081
Management fees and other corporate revenues	937	—	937	14,808
Other	379	4,235	4,614	94,724

Total revenues	15,936	191,839	207,775	3,741,225

Expenses:
Real estate taxes	2,032	17,936	19,968	347,637
Property maintenance costs	666	6,763	7,429	146,576
Marketing	135	1,927	2,062	42,758
Ground and other rents	567	811	1,378	20,785
Other property operating costs	(277)	34,618	34,341	628,563
Land and condominium sales operations	4,124	—	4,124	145,859
Provision for doubtful accounts	288	1,279	1,567	32,443
Property management and other costs	2,989	6,726	9,715	145,208
General and administrative	2,343	(34)	2,309	69,421
Provisions for impairment	4,516	—	4,516	834,936
Depreciation and amortization	3,631	44,649	48,280	870,274

Total expenses	21,014	114,675	135,689	3,284,460

Operating (loss) income	(5,078)	77,164	72,086	456,765

Interest (expense) income, net	(107,752)	(69,078)	(176,830)	(1,755,583)

Income (loss) before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(112,830)	8,086	(104,744)	(1,298,818)
Provision for income taxes	(6,682)	(174)	(6,856)	(28,982)
Equity in income of Real Estate Affiliates	13,457	—	13,457	143,806
Reorganization items	(36,849)	(6,066)	(42,915)	52,974

Net (loss) income	(142,904)	1,846	(141,058)	(1,131,020)
Allocation to noncontrolling interests	1,543	—	1,543	6,578

Net (loss) income attributable to common stockholders	$(141,361)	$1,846	$(139,515)	$(1,124,442)

Basic and Diluted (Loss) Income Per Share:	$(0.45)	$0.01	$(0.44)	$(3.58)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(141,361)	$1,846	$(139,515)	$(1,124,442)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	840	—	840	23,443
Accrued pension adjustment	17	—	17	830
Foreign currency translation	9,497	—	9,497	55,588
Unrealized gains on available-for-sale securities	4	—	4	87

Other comprehensive income, net	10,358	—	10,358	79,948

Comprehensive (loss) income attributable to common stockholders	$(131,003)	$1,846	$(129,157)	$(1,044,494)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined All
	Entities as of	Entities as of	Debtors as of
	September 30, 2010	September 30, 2010	September 30, 2010
		(Dollars in thousands)
Assets:
Investment in real estate:
Land	$219,201	$2,684,069	$2,903,270
Buildings and equipment	1,089,012	17,817,461	18,906,473
Less accumulated depreciation	(281,855)	(3,829,149)	(4,111,004)
Developments in progress	253,499	114,333	367,832

Net property and equipment	1,279,857	16,786,714	18,066,571
Investment in and loans to/from Unconsolidated Real Estate Affiliates	375,827	6,403	382,230
Investment property and property held for development and sale	1,331,019	—	1,331,019
Investment in controlled non-debtor entities	4,078,691	58,889	4,137,580

Net investment in real estate	7,065,394	16,852,006	23,917,400
Cash and cash equivalents	567,975	5,786	573,761
Accounts and notes receivable, net	18,964	288,782	307,746
Goodwill	199,664	—	199,664
Deferred expenses, net	25,048	168,628	193,676
Prepaid expenses and other assets	283,668	303,954	587,622

Total assets	$8,160,713	$17,619,156	$25,779,869

Liabilities and Equity:
Mortgages, notes and loans payable	$404,591	$13,939,751	$14,344,342
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,303	—	33,303
Deferred tax liabilities	835,965	—	835,965
Accounts payable and accrued expenses	677,360	444,977	1,122,337

Liabilities not subject to compromise	1,951,219	14,384,728	16,335,947
Liabilities subject to compromise	7,836,856	—	7,836,856

Total liabilities	9,788,075	14,384,728	24,172,803

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	115,117	—	115,117

Total redeemable noncontrolling interests	235,873	—	235,873

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 381,842,071 shares issued as of September 30, 2010	3,188	—	3,188
Additional paid-in capital	4,390,906	(640,546)	3,750,360
Retained earnings (accumulated deficit)	(6,213,416)	3,874,962	(2,338,454)
Accumulated other comprehensive income	15,114	12	15,126
Less common stock in treasury, at cost, 1,449,939 shares as of September 30, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(1,880,960)	3,234,428	1,353,468
Noncontrolling interests in consolidated real estate affiliates	17,725	—	17,725

Total (deficit) equity	(1,863,235)	3,234,428	1,371,193

Total liabilities and equity	$8,160,713	$17,619,156	$25,779,869

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April 2009 MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. On October 21, 2010, the Bankruptcy Court confirmed, with an anticipated emergence from bankruptcy in November 2010, the plans of reorganization for all Debtors that had not previously had their respective plans of reorganization confirmed. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May 2009 MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption; and covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management, cash collateral, alternative dispute resolution, settlement of pre-petition mechanics liens and department store transactions.
On May 14, 2009, the Bankruptcy Court issued an order authorizing certain of the Debtors to enter into a Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, UBS AG, Stamford Branch, as agent, and the lenders party thereto (the “DIP Facility”). The DIP Facility closed on May 15, 2009, provided for an aggregate commitment of $400.0 million (the “DIP Term Loan”) and was used to repay $215.0 million of short-term secured debt and to provide additional liquidity to the Debtors during the pendency of their Chapter 11 Cases. The DIP Facility provided that principal outstanding on the DIP Term Loan bear interest at an annual rate equal to LIBOR (subject to a minimum LIBOR floor of 1.5%) plus 12%.
The New DIP Facility, which closed on July 23, 2010, provides for an aggregate commitment of $400.0 million (the “New DIP Term Loan”), which was used to refinance the DIP Term Loan. The New DIP Facility provides that principal outstanding on the New DIP Term Loan bears interest at an annual rate equal to 5.5% and matures at the earlier of May 16, 2011 or the Effective Date (as defined below) of a plan of reorganization of the remaining debtors.
On August 17, 2010, GGP filed with the Bankruptcy Court its third amended and restated disclosure statement and the plan of reorganization, as supplemented by the plan of reorganization supplement filed September 30, 2010 (the “Plan”) for the 126 Debtors currently remaining in the Chapter 11 Cases (the “TopCo Debtors”). As indicated above, on October 21, 2010, the Bankruptcy Court entered an order

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
confirming the Plan. Pursuant to the Plan, GGP will reorganize into a new company (“New GGP”) at the date of GGP’s emergence from bankruptcy (the “Effective Date”), which is currently expected to be on November 8, 2010. The Plan provides that, in general, prepetition creditors will be satisfied in full and equity holders will receive equity in New GGP and a distribution of equity in The Howard Hughes Corporation (“THHC”), a newly formed real estate company continuing certain assets and liabilities of the company that will be distributed to THHC pursuant to the Plan.
Through October 29, 2010, of the total 388 Debtors with approximately $21.83 billion of debt that filed for Chapter 11 protection, 262 Debtors owning 146 properties with $14.89 billion of secured mortgage loans filed consensual plans of reorganization and emerged from bankruptcy (the “Emerged Debtors”). During the nine months ended September 30, 2010, 149 Debtors owning 96 properties with $10.23 billion of secured mortgage debt emerged from bankruptcy, while 113 Debtors owning 50 properties with $4.66 billion secured debt had emerged from bankruptcy as of December 31, 2009.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial or registration statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
Until the Plan is executed, there will continue to be substantial doubts about the ability of the combined Debtors to continue as a going concern. The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors was, or continues to be, operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1 Debtor entities that have emerged from bankruptcy protection; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1 Debtors and the remaining debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of September 30, 2010 with respect to the Emerged Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the plans of reorganization of the Emerged Debtors) has not yet been determined. In such regard, during February 2010, payments commenced on the Emerged Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Emerged Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $323.3 million was recorded on such $10.23 billion of secured debt that emerged in the first three quarters of 2010, with the resulting gain classified as a reorganization item.
Of the Emerged Debtors, as of September 30, 2010 we have identified 13 properties (the “Special Consideration Properties”) as underperforming retail assets. Pursuant to the terms of the agreements with the lenders for these properties, the Debtors have until two days following emergence of the TopCo Debtors to determine whether the collateral property for these loans should be deeded to the respective lender or the property should be retained with further modified loan terms. Prior to emergence of the TopCo Debtors, all cash produced by the property is under the control of respective lenders and we are required to pay any operating expense shortfall. In addition, prior to emergence of the TopCo Debtors, the respective lender can change the manager of the property or put the property in receivership and GGP has the right to deed the property to the lender. We have entered into Deed in Lieu Agreements dated September 9, 2010 with respect to Eagle Ridge Mall and Oviedo Marketplace which provide that the respective deed transfers will occur by November 1, 2010. However, such transfers are subject to a number of conditions and therefore, there can be no assurance that such transfer will occur, and the dates of deed transfer for the remaining properties cannot be currently estimated. We also agree to cooperate with the respective lenders of five of the Special Consideration Properties to jointly market such properties for sale.
Of the Special Consideration Properties, five of the properties had emerged as of December 31, 2009 for which we recorded a gain in reorganization items of $54.2 million for the year ended December 31, 2009, while the remaining eight properties emerged during 2010 for which we recorded a gain in reorganization items of $69.3 million. Any subsequent changes in the Fair Value of the mortgages related these properties will be recorded in interest expense as these entities have emerged from Chapter 11 bankruptcy protection.
Combining condensed income statement and balance sheets have been presented as of September 30, 2010 with separate columns for the segregation of Debtors for which plans of reorganization have been approved (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). With respect to the Unconfirmed Entities, property management and other costs reflect reimbursements of costs allocated to the Post-Confirmation Entities. This presentation does not affect the presentation of other schedules as all original Debtors are included in this separate presentation where denoted. As of September 30, 2010, the Post-Confirmation Entities include 262 Debtors while the Unconfirmed Entities include 126 Debtors.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. Although the September 30, 2010 information contained in this Monthly Operating Report has been prepared in conjunction with procedures performed to prepare the Company’s third quarter financial information in accordance with GAAP and the rules and regulations of the SEC, such information is unaudited and the financial information contained in this Monthly Operating Report could be subject to changes and such changes could be material. With respect to the presentation of cumulative post-petition period activity,

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
only normal recurring adjustments were made for the routine monthly closing of the Debtors’ books in the prior periods and certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have made for such purposes of this Monthly Operating Report. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (the “2010 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2010 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2010 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2010 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, for the Debtors that have emerged from bankruptcy, the centralized cash management system was incorporated into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
September 30, 2010
(In thousands)
Below-market ground leases	$180,149
Security and escrow deposits	105,670
Prepaid expenses	97,246
Real estate tax stabilization agreement	68,664
Receivables — finance leases and bonds	54,891
Special Improvement District receivable	48,584
Above-market tenant leases	18,259
Deferred tax, net of valuation allowances	8,106
Other	6,053

Total prepaid expenses and other assets	$587,622

The components of combined security and escrow deposits of the Debtors are summarized as follows:

All Debtors as of
September 30, 2010
(In thousands)
Utility and other security deposits	$37,899
Operating funds — restricted	20,243
Real estate tax escrows	11,809
Construction/major maintenance reserves	2,546
Collateralized letters of credit and other credit support	1,909
Other miscellaneous escrows	31,264

Total security and escrow deposits	$105,670

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at September 30, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

All Debtors as of
September 30, 2010
(In thousands)
Accrued interest	$643,222
Accounts payable and accrued expenses	383,400
Contingent purchase price liability	230,000
Uncertain tax position liabilities	218,863
Accrued payroll and other employee liabilities	216,579
Accrued real estate taxes	91,213
Deferred gains/income	72,007
Construction payable	46,336
Below-market tenant leases	43,996
Unapplied cash receipts	24,463
Accounts payable to affiliates	(106,369)
Other	163,348

Total accounts payable and accrued expenses	2,027,058
Less: amounts not subject to compromise	(1,122,337)

Total accounts payable and accrued expenses subject to compromise	$904,721

The following table summarizes the amounts of LSTC (see Note 2) at September 30, 2010:

(In thousands)
Mortgages and secured notes	$403,292
Unsecured notes	6,528,843
Accounts payable and accrued expenses	904,721

Total liabilities subject to compromise	$7,836,856

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors may consider the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the plans of reorganization of the Emerged Debtors. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	September 30, 2010	September 30, 2010
	(In thousands)
Insider compensation	$804	$17,757
Public Company expense (1)	100	10,713
Travel, entertainment, insurance and other	1,405	40,951

Total general and administrative	$2,309	$69,421

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	September 30, 2010	September 30, 2010
	(In thousands)
Gains on liabilities subject to compromise — vendors (1)	$742	$15,215
Gains on liabilities subject to compromise — mortgage debt (2)	4,309	665,483
Interest income (3)	25	197
U.S. Trustee fees (4)	(275)	(8,252)
Restructuring costs — Chapter 11 Retained Professionals (5)	(14,129)	(198,692)
Restructuring costs — including other professional fees (6)	(33,587)	(420,977)

Total reorganization items	$(42,915)	$52,974

(1)	This amount includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. Such gains reflect agreements reached with certain critical vendors, which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Such cumulative gains include $38.3 million resulting from the write off of existing Fair Value of debt adjustments for the entities that emerged from bankruptcy for the post-petition period ended September 30, 2010.

(3)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(4)	Estimate of fees due remain subject to confirmation and review by the Office of the United States Trustee (“U.S. Trustee”).

(5)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(6)	Restructuring costs primarily include professional fees incurred related to the bankruptcy filings and; finance costs incurred by and the write off of unamortized deferred finance costs related to the Emerged Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended September 30, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$134,235	$(6)	134,229
Tenant recoveries	60,574	(10)	60,564
Overage rents	3,632	—	3,632
Land and condominium sales	3,799	—	3,799
Management fees and other corporate revenues	937	—	937
Other	4,614	—	4,614

Total revenues	207,791	(16)	207,775

Expenses:
Real estate taxes	19,968	—	19,968
Property maintenance costs	7,429	—	7,429
Marketing	2,062	—	2,062
Ground and other rents	1,378	—	1,378
Other property operating costs	35,798	(1,457)	34,341
Land and condominium sales operations	4,124	—	4,124
Provision for doubtful accounts	1,567	—	1,567
Property management and other costs	8,264	1,451	9,715
General and administrative	2,309	—	2,309
Provisions for impairment	4,516	—	4,516
Depreciation and amortization	48,280	—	48,280

Total expenses	135,695	(6)	135,689

Operating income (loss)	72,096	(10)	72,086

Interest (expense) income, net	(176,830)	—	(176,830)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(104,734)	(10)	(104,744)
Provision for income taxes	(6,856)	—	(6,856)
Equity in income of Real Estate Affiliates	1,577	11,880	13,457
Reorganization items	(42,915)	—	(42,915)

Net (loss) income	(152,928)	11,870	(141,058)
Allocation to noncontrolling interests	(1,485)	3,028	1,543

Net (loss) income attributable to common stockholders	$(154,413)	$14,898	$(139,515)

Basic and Diluted Earnings Per Share:	$(0.48)	$0.05	$(0.44)

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(154,413)	$14,898	$(139,515)
Other comprehensive income (loss), net:
Unrealized gains, net of unrealized losses, on financial instruments	859	(19)	840
Accrued pension adjustment	17	—	17
Foreign currency translation	9,714	(217)	9,497
Unrealized losses on available-for-sale securities	4	—	4

Other comprehensive income (loss), net	10,594	(236)	10,358

Comprehensive (loss) income attributable to common stockholders	$(143,819)	$14,662	$(129,157)

The accompanying notes are an integral part of these combined consolidated financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended September 30, 2010
			Combined All
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,903,270	$—	$2,903,270
Buildings and equipment	18,906,473	—	18,906,473
Less accumulated depreciation	(4,111,004)	—	(4,111,004)
Developments in progress	387,780	(19,948)	367,832

Net property and equipment	18,086,519	(19,948)	18,066,571
Investment in and loans to/from Unconsolidated Real Estate Affiliates	602,347	(220,117)	382,230
Investment property and property held for development and sale	1,311,336	19,683	1,331,019
Investment in controlled non-debtor entities	15,593,643	(11,456,063)	4,137,580

Net investment in real estate	35,593,845	(11,676,445)	23,917,400
Cash and cash equivalents	564,770	8,991	573,761
Accounts and notes receivable, net	307,789	(43)	307,746
Goodwill	199,664	—	199,664
Deferred expenses, net	193,676	—	193,676
Prepaid expenses and other assets	919,661	(332,039)	587,622

Total assets	$37,779,405	$(11,999,536)	$25,779,869

Liabilities and Equity:
Mortgages, notes and loans payable	$14,344,342	$—	$14,344,342
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,303	—	33,303
Deferred tax liabilities	835,965	—	835,965
Accounts payable and accrued expenses	1,147,381	(25,044)	1,122,337

Total liabilities not subject to compromise	16,360,991	(25,044)	16,335,947
Liabilities subject to compromise	8,191,602	(354,746)	7,836,856

Total liabilities	24,552,593	(379,790)	24,172,803

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	213,961	(98,844)	115,117

Total redeemable noncontrolling interests	334,717	(98,844)	235,873

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 381,842,071 shares issued as of September 30, 2010	3,188	—	3,188
Additional paid-in capital	14,238,056	(10,487,696)	3,750,360
Retained earnings (accumulated deficit)	(1,305,598)	(1,032,856)	(2,338,454)
Accumulated other comprehensive income (loss)	15,476	(350)	15,126
Less common stock in treasury, at cost, 1,449,939 shares as of September 30, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	12,874,370	(11,520,902)	1,353,468
Noncontrolling interests in consolidated real estate affiliates	17,725	—	17,725

Total equity	12,892,095	(11,520,902)	1,371,193

Total liabilities and equity	$37,779,405	$(11,999,536)	$25,779,869

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended September 30, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
(In thousands)
$15,708	$3,517	$859

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on September 24, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	September 30, 2010	September 30, 2010
	(In thousands)
Federal and state income taxes	$23,888	$299

State and local taxes:
Property *	91,213	9,675
Sales and use	1,418	1,343
Franchise	1,237	107
Other	1,108	33

Total state and local taxes	94,976	11,158

Total taxes	$118,864	$11,457

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	September 30, 2010	September 30, 2010
	(In thousands)
10 Columbia Corp Ctr	$—	$—
10000 Covington Cross	—	15
10000 W Charleston	—	—
10190 Covington Cross	—	40
1120/40 Twon Ctr Dr	—	—
1160/80 Town Ctr Dr	—	50
1201/41 Tn Ctr Dr 2nd U3	—	—
1201/41 Town Ctr Dr	—	38
1201/41 Twn Ctr Dr FS U2	—	—
1240 Ala Moana Blvd	—	—
1251/81 Town Ctr Dr	—	10
1551 Hillshire Drive	—	39
1635 Village Ctr Circle	—	19
1645 Village Ctr Circle	—	24
9901/21 Covington Cross	—	—
9950/80 Covington Cross	—	24
Ahui Building	—	—
Ala Moana Bldg	—	—
Ala Moana Ctr	2,068	—
Ala Moana Pacific	—	—
Ala Moana Plaza	—	—
Ala Moana Tower	—	—
Alameda Plaza	141	—
Animas Valley	176	—
Apache Mall	426	—
Arizona Center	102	—
Arizona Center Cinem	27	—
Arizona Center Off	53	—
Arizona Center One	336	—
Arizona Center Other	—	—
Arizona Center Parki	106	—
Arizona Center Two	437	—
Arizona Ctr Garden Off	27	—
Arizona Ctr W Prkng Lot	—	—
Augusta Anchor Acq	267	—
Augusta Mall	541	—
Austin Bluffs	41	—
Austin Mall Ltd Part.	—	—
Bailey Hills Village	5	—
Baltimore Center Associates LP	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	September 30, 2010	September 30, 2010
	(In thousands)
Baskin Robbins	5	—
Bay City	—	388
Bayshore	104	—
Beachwood Place	2,971	—
Bellis Fair	138	—
Birchwood	—	607
Boise Towne Plaza	177	—
Boise Towne Square	1,516	—
Boise Twne Squ Anch Acq	64	—
Brass Mill Center	—	—
Brass Mill Commons	—	—
Burlington Town Ctr	—	5
Burlington Town Offi	—	—
Cache Valley Mall	192	—
Cache Valley Marktpl	84	—
Calendonian Holding	—	—
Canyon Point	—	42
Capital	223	—
Century	71	—
Chapel Hills	912	—
Chico Mall	155	—
Chula Vista	201	—
Collin Creek	1,328	—
Collin Creek-Dillards	—	—
Colony Square	293	—
Columbia Bank Dr Thru	—	—
Columbia Ctr-C.A. Bldg	—	—
Columbia Ctr-Exhibit	—	—
Columbia Dev Corp	—	—
Columbia Mall (MO)	403	—
Columbiana	1,129	—
Coronado Center	593	—
Corporate Pointe #2	—	—
Corporate Pointe #3	—	—
Cottonwood Mall	219	—
Cottonwood Square	32	—
Country Hills Plaza	103	—
Crossing Bus Ctr #6	—	28
Crossing Bus Ctr #7	—	39
Crossroads Ctr (MN)	750	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	September 30, 2010	September 30, 2010
	(In thousands)
Deerbrook	961	—
Deerbrook Mall Anchor Acq	53	—
Division Crossing	60	—
Eagle Ridge	406	—
Eastridge (CA)	385	—
Eastridge Mall (WY)	197	—
Eastridge Shopping Center LLC	—	—
Eden Prairie	1,004	—
Eden Prairie Ctr Anch	56	—
Elk Grove Promenade	350	—
Fairwood Dev Corp Share	—	—
Fallbrook Center	390	—
Faneuil Hall Marketplace LLC	—	—
Faneuil Hall Marketplc	—	—
Fashion Place	652	—
Fashion Place Anchor Acq	43	—
Fashion Show	—	710
Foothills Mall	—	—
Foothills Mall	696	—
Fort Union	51	—
Four Seasons Town Ctr	—	—
Four State/TRC of Nev	—	—
Fox River	1,116	—
Fremont Plaza	—	27
Gateway	244	—
Gateway Crossing	179	—
Gateway Overlook	—	—
GGP Jordan Creek LLC	—	2,596
GGPLP-Headquarters	—	—
GGPLP-Shared	1,406	—
Glenbrook Sq Anchor Acq	231	—
Glenbrook Square	5,799	—
Grand Teton Mall	632	—
Grand Teton Plaza	140	—
Grand Traverse	—	502
Greengate Mall, Inc	—	—
Greenwood	367	—
Halekauwila Bldg	—	—
Halsey Crossing	19	—
Harborplace	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	September 30, 2010	September 30, 2010
	(In thousands)
Hughes Summerlin Other	—	—
Hulen Mall	1,580	—
Jordan Creek Town Ctr	3,142	—
Kendall Town Center	664	—
Knollwood	155	—
Lakeview Square	37	—
Landmark	132	—
Lansing Mall	190	718
Lincolnshire Commons	345	—
Lockport	—	—
Lynnhaven Mall	616	—
Mall Bluffs	962	658
Mall of Louisiana	925	—
Mall of Louisiana Pwr Ctr	115	—
Mall St Vincent	469	—
Mall St. Matthews	588	—
Market Place	1,317	—
Mayfair	3,466	—
Mayfair Bank	240	—
Mayfair Mall LLC	—	—
Mayfair North	251	—
Mayfair Prof	96	—
Mayfair-Aurora Hlth CtrSht	228	—
Mondawmin Mall	206	—
Mondawmin Mall-Office	—	—
Moreno	163	—
Newgate	577	—
Newgate Mall Land	—	—
Newpark	206	—
NewPark Mall Anchor Acq	30	—
North Plains Mall	47	—
North Point	1,841	—
North Star Mall	2,922	—
North Star Mall Anch Acq	264	—
North Town Mall	292	—
Northgate	495	—
Northridge	629	—
Oakwood Center (LA)	343	—
Oakwood Mall (WI)	931	—
Oglethorpe	379	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	September 30, 2010	September 30, 2010
	(In thousands)
Orem Plaza Ctr St	55	—
Orem Plaza State St	27	—
Other Hughes Properties	—	—
Oviedo Marketplace	506	—
Oxmoor Center	563	—
Park City	—	—
Park Meadows	—	—
Park Place	878	—
Park West	865	—
Parking Lot-932	—	—
PDC Holding LLC	—	—
Peachtree Mall	518	461
Pecanland Mall	484	—
Pecanland Mall Anchor Acq	38	—
Piedmont	57	—
Pierre Bossier	176	—
Pine Ridge Mall	267	—
Pioneer Place	160	—
Pioneer Place Exp	169	—
Pioneer Tower	205	—
Pioneer Tower Garage	27	—
Plaza 800	—	29
Plaza 9400	114	—
Providence Place	50	—
Provo Plaza	33	—
Rascap Realty, Ltd	—	—
Red Cliffs Mall	160	—
Red Cliffs Plaza	45	—
Redlands Promenade	24	—
Regency	1,021	—
Ridgedale Center	925	—
Ridgely Building	—	—
Rio West	159	—
River Falls	998	—
River Hills	1,883	—
River Pointe Plaza	74	—
Riverlands	45	—
Riverside Plaza	117	—
Rivertown	—	—
Riverwalk Marketplace-	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	September 30, 2010	September 30, 2010
	(In thousands)
Rogue Valley Mall	200	—
S St. Marketplace Theater	170	—
Saint Louis Galleria	2,989	—
Saint Louis Galleria Anch	60	—
Salem Center	140	—
Seaport Marketplace, Inc	—	—
Sikes Senter	878	—
Silver Lake Mall	158	—
Sooner	309	—
South Street Seaport	—	—
South Street Seaport LP	—	—
Southlake	794	—
Southland Center	469	—
Southland Mall	414	—
SouthShore	19	—
Southwest Off l	131	—
Southwest Off ll	40	—
Southwest Plaza	1,758	—
Southwest Plaza LLC	—	—
Spring Hill	1,650	—
Steeplegate	—	410
Stonestown Galleria	782	—
Stonestown Land	—	—
Stonestown Medical	55	—
The Bridges @ Mint Hill	15	—
The Commons Foothills	24	—
The Crossroads (MI)	—	1,218
The Gallery Harbor Off	—	—
The Gallery Harbor-Gar	548	123
The Gallery Harborplace	—	—
The Grand Canal	—	408
The Hughes Corp	—	—
The Maine Mall	13	—
The Mall @ Sierra Vista	336	—
The Pines	75	90
The Plaza Foothills	57	—
The Shoppes @ Palazzo	99	—
The Shoppes at Detroit Gwy	—	—
The Shops @ Summerlin Ctre	132	116
The Shops Fallen Timbers	1,388	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	September 30, 2010	September 30, 2010
	(In thousands)
The Shops Foothills	92	—
The Village Cross Keys	—	—
The Village of Redlands	51	—
The Woodlands Anch Acq	78	—
Three Rivers Mall	48	—
Toshiba Hawaii, Inc	—	—
Town East	2,483	—
Tucson 4646 Outparcel	24	—
Tucson 4848 Outparcel	32	—
Tucson Anc Acq	49	—
Tucson Mall	685	—
Twin Falls Crossing	26	—
Tysons Galleria	620	—
University Crossing	188	—
Valley Hills	850	—
Valley Plaza Anchor Acq	—	—
Valley Plaza Mall	296	—
Victoria Ward	—	—
Victoria Ward Limited	49	—
Victoria Ward Shr Op	—	—
Village-Jordan Creek	830	—
Visalia Mall	115	—
Vista Commons	—	33
Vista Ridge	1,412	—
Ward Gateway-Industrial-Villag	212	—
Ward Industrial Ctr	—	—
Washington Park	126	—
West Valley	232	—
Westwood	—	208
White Marsh LP Share	—	—
White Marsh Mall	—	—
White Mountain Mall	83	—
Willowbrook (NJ)	176	—
Woodbridge Center	—	—
Woodlands	1,153	—
Woodlands	97	—
Woodlands Village	82	—
Yellowstone Square	82	—

	$91,213	$9,675

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,144
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	4
Lockport L.L.C.	09-11966	11
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	740
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	202
GGP-Grandville L.L.C.	09-11971	1,509
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	53
La Place Shopping, L.P.	09-11974	66
GGP-Tucson Land L.L.C.	09-11975	3
Tucson Anchor Acquisition, LLC	09-11976	843
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	42,341
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	7
Rouse Company LP, The	09-11983	999
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	363
Alameda Mall Associates	09-11986	929
Bay Shore Mall Partners	09-11987	416
Chico Mall, L.P.	09-11988	87
Lansing Mall Limited Partnership	09-11989	1,198
GGP-Pecanland, L.P.	09-11990	555
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	685
South Shore Partners, L.P.	09-11993	54
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	464
New Orleans Riverwalk Associates	09-11998	252
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	521
White Marsh Mall Associates	09-12001	521
White Marsh Phase II Associates	09-12002	521

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
Parke West, LLC	09-12003	140
GGP-Newpark L.L.C.	09-12004	—
Elk Grove Town Center, L.P.	09-12005	20,964
Baltimore Center Associates Limited Partnership	09-12006	1,175
Baltimore Center Garage Limited Partnership	09-12007	438
Century Plaza L.L.C.	09-12008	189
Harbor Place Associates Limited Partnership	09-12009	708
Price Development Company, Limited Partnership	09-12010	137
Rouse-Phoenix Theatre Limited Partnership	09-12011	2
Rouse-Arizona Retail Center Limited Partnership	09-12012	288
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	175
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,972
NewPark Anchor Acquisition, LLC	09-12019	11
Parkview Office Building Limited Partnership	09-12020	43
Parkside Limited Partnership	09-12021	35
Park Square Limited Partnership	09-12022	31
Rouse SI Shopping Center, LLC	09-12023	2,595
Augusta Mall, LLC	09-12024	1,614
Burlington Town Center LLC, The	09-12025	363
Fashion Show Mall LLC	09-12026	4,881
GGP Ala Moana L.L.C.	09-12027	13,064
GGP Jordan Creek L.L.C.	09-12028	3,995
GGP Village at Jordan Creek L.L.C.	09-12029	13
GGP-Four Seasons L.L.C.	09-12030	1,102
Lincolnshire Commons, LLC	09-12031	170
Phase II Mall Subsidiary, LLC	09-12032	875
St. Cloud Mall L.L.C.	09-12033	649
Valley Hills Mall L.L.C.	09-12034	529
GGP Holding, Inc.	09-12035	—
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	330
10190 Covington Cross, LLC	09-12041	90
1120/1140 Town Center Drive, LLC	09-12042	62
1160/1180 Town Center Drive, LLC	09-12043	186
1201-1281 Town Center Drive, LLC	09-12044	155

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	35
1451 Center Crossing Drive, LLC	09-12047	47
1551 Hillshire Drive, LLC	09-12048	157
1635 Village Centre Circle, LLC	09-12049	35
1645 Village Center Circle, LLC	09-12050	40
9901-9921 Covington Cross, LLC	09-12051	9
9950-9980 Covington Cross, LLC	09-12052	38
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	398
Arizona Center Parking, LLC	09-12055	51
Augusta Mall Anchor Acquisition, LLC	09-12056	11
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	1,047
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	545
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,726
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	691
Boise Mall, LLC	09-12071	177
Boise Town Square Anchor Acquisition, LLC	09-12072	—
Boise Towne Plaza L.L.C.	09-12073	111
Boulevard Associates	09-12074	1,272
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	68
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	817
Chapel Hills Mall L.L.C.	09-12082	261
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	174
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	1,006
Colony Square Mall L.L.C.	09-12088	136
Columbia Mall L.L.C.	09-12089	852
Coronado Center L.L.C.	09-12090	1,362
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	4
Country Hills Plaza, LLC	09-12093	24
Deerbrook Mall, LLC	09-12094	711
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	170
Eastridge Shopping Center L.L.C.	09-12098	1,291
Eden Prairie Anchor Building L.L.C.	09-12099	—
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	943
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	735
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	196
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,601
Fashion Place, LLC	09-12109	1,158
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,581
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	97
Gateway Overlook Business Trust	09-12117	609
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	—
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	8
GGP Kapiolani Development L.L.C.	09-12127	55
GGP Knollwood Mall, LP	09-12128	300
GGP Natick Residence LLC	09-12129	133
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	400
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,216
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	169
GGP-Glenbrook L.L.C.	09-12138	1,122
GGP-Glenbrook Holding L.L.C.	09-12139	1
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,696
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	461
GGP-Newgate Mall, LLC	09-12148	351
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,727
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	996
GGP-Tucson Mall L.L.C.	09-12155	1,425
GGP-UC L.L.C.	09-12156	95
Grand Canal Shops II, LLC	09-12157	4,247
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	153
Hocker Oxmoor, LLC	09-12166	658
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	106
Howard Hughes Corporation, The	09-12169	1,815
Howard Hughes Properties, Inc.	09-12170	935
Howard Hughes Properties, Limited Partnership	09-12171	35
Howard Hughes Properties IV, LLC	09-12172	61
Howard Hughes Properties V, LLC	09-12173	58
HRD Parking, Inc.	09-12174	3
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	962
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,417
Lakeview Square Limited Partnership	09-12183	112
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	166
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,904
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	7
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	769
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	111
Mayfair Mall, LLC	09-12198	765
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,040
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	17
North Star Anchor Acquisition, LLC	09-12206	—
North Star Mall, LLC	09-12207	1,901
North Town Mall, LLC	09-12208	302
Northgate Mall L.L.C.	09-12209	44
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	227
Oglethorpe Mall L.L.C.	09-12212	1,039
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	260
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,350
PDC Community Centers L.L.C.	09-12220	348
PDC-Eastridge Mall L.L.C.	09-12221	398
PDC-Red Cliffs Mall L.L.C.	09-12222	171
Peachtree Mall L.L.C.	09-12223	1,082
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	187
Pierre Bossier Mall, LLC	09-12226	178
Pine Ridge Mall L.L.C.	09-12227	205
Pioneer Office Limited Partnership	09-12228	136
Pioneer Place Limited Partnership	09-12229	483
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	297
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	1,288
Rio West L.L.C.	09-12238	82
River Falls Mall, LLC	09-12239	28
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	637
Rogue Valley Mall L.L.C.	09-12242	589
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	2,969
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	2
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	146
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	124
Rouse-Phoenix Development Company, LLC	09-12263	7
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	1,022
Saint Louis Galleria L.L.C.	09-12266	1,758
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	1,798
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	66
Sikes Senter, LLC	09-12270	667
Silver Lake Mall, LLC	09-12271	172
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	454
Southlake Mall L.L.C.	09-12274	1,100
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	308
Spring Hill Mall L.L.C.	09-12279	296
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,515
Summerlin Centre, LLC	09-12284	3,971

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	252
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	847
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	606
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	92
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	2,070
U.K.-American Properties, Inc.	09-12298	1,634
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	31
VCK Business Trust	09-12301	362
Victoria Ward Center L.L.C.	09-12302	197
Victoria Ward Entertainment Center L.L.C.	09-12303	145
Victoria Ward, Limited	09-12304	3,534
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	37
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	70
Visalia Mall, L.P.	09-12309	390
Vista Ridge Mall, LLC	09-12310	1,103
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	196
Ward Plaza-Warehouse, LLC	09-12313	242
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	654
Westwood Mall, LLC	09-12316	299
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	63
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	2,455
Woodbridge Center Property, LLC	09-12322	2,908
Woodlands Mall Associates, LLC, The	09-12323	1,807
10000 Covington Cross, LLC	09-12324	16

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	September 30, 2010
		(In thousands)
10 CCC Business Trust	09-12457	51
20 CCC Business Trust	09-12458	29
30 CCC Business Trust	09-12459	25
Capital Mall L.L.C.	09-12462	280
GGP-Columbiana Trust	09-12464	267
GGP-Gateway Mall L.L.C.	09-12467	711
Grand Traverse Mall Partners, LP	09-12469	678
Greenwood Mall L.L.C.	09-12471	601
Kalamazoo Mall L.L.C.	09-12472	1,685
Lancaster Trust	09-12473	1,159
Mondawmin Business Trust	09-12474	532
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	23
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$210,810

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	September 30, 2010
	(In thousands)
Current	$(13,194	)*
31 - 60 days	5,528
61 - 90 days	1,155
91 - 120 days	3,961
Over 120 days	39,288

Gross Amount	$36,738

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
			Month Ended	Month Ended
Property	Maturity Date	Rate (a)	September 30	September 30
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/3/2015	7.88%	$21,214	$139
1160/80 Town Center	1/13/2017	6.99%	8,044	47
Ala Moana A1	6/30/2018	5.60%	1,172,781	5,476
Ala Moana A2	6/30/2018	5.52%	296,321	1,363
Augusta Mall	11/10/2017	5.49%	173,348	793
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,147	71
Bay City	12/31/2010	5.30%	23,464	104
Bayshore	8/31/2016	7.13%	30,167	179
Beachwood Place	10/7/2017	5.60%	234,938	1,096
Bellis Fair	2/14/2018	7.34%	58,815	360
Boise Towne Plaza	7/9/2015	4.70%	10,584	41
Boise Towne Square	8/11/2017	6.64%	68,798	381
Brass Mill	4/10/2016	4.55%	118,225	448
Burlington	7/1/2015	5.03%	25,730	108
Burlington 2 (*)	7/1/2010	6.30%	5,500	29
Capital	10/1/2014	7.28%	19,801	120
Chapel Hills	12/31/2010	5.04%	112,757	473
Chico Mall	12/31/2010	4.74%	55,355	218
Collin Creek Mall	7/9/2016	6.78%	65,270	369
Columbia Mall (MO)	5/3/2017	6.05%	89,322	450
Coronado	12/6/2016	5.08%	164,503	696
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,421	25
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,421	25
Country Hills	12/31/2010	6.04%	13,257	67
Crossroads Center (MN)	1/30/2014	4.73%	81,898	323
Deerbrook	1/1/2014	3.46%	69,909	202
Eagle Ridge	10/12/2015	5.41%	46,726	218
Eastridge (CA) Note A	8/31/2017	5.92%	132,467	653
Eastridge (CA) Note B	8/31/2017	5.32%	36,180	160
Eastridge (WY )	12/4/2016	5.08%	38,131	161
Eden Prairie	9/30/2014	4.67%	77,474	302
Fallbrook	1/3/2018	6.14%	84,372	431
Faneuil Hall	9/30/2016	5.57%	92,056	427
Fashion Place	4/5/2014	5.30%	141,031	623
Four Seasons	6/11/2017	5.60%	96,571	451
Fox River	9/3/2016	5.96%	192,792	958
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,146	434
Gateway	10/1/2014	7.28%	38,806	235
Gateway Overlook	8/30/2016	5.78%	54,562	263
Glenbrook	12/30/2016	4.91%	172,626	707
Grand Canal Shoppes	5/1/2014	4.78%	382,478	1,524
Grand Traverse	3/31/2011	5.02%	83,158	348
Greenwood	10/1/2014	7.28%	43,568	264
Harborplace	4/5/2016	5.79%	49,557	239
Homart I (*)	2/28/2013	5.95%	245,115	1,215
Hulen Mall	6/7/2015	5.03%	110,019	461
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	448
Jordan Creek	3/2/2014	4.57%	180,333	686
JP Comm Jr. Gateway Crossing	1/7/2014	4.70%	14,764	58
JP Comm Jr. Univ. Crossing	1/7/2014	4.70%	11,022	43
JP Comm Sr. Austin Bluffs	1/1/2014	4.40%	2,181	8
JP Comm Sr. Division Crossing	1/1/2014	4.40%	5,026	18
JP Comm Sr. Fort Union	1/1/2014	4.40%	2,624	10
JP Comm Sr. Halsey Crossing	1/1/2014	4.40%	2,460	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.40%	2,345	9
JP Comm Sr. Orem Plaza State St	1/1/2014	4.40%	1,451	5
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.40%	3,632	13
JP Comm Sr. Riverside Plaza	1/1/2014	4.40%	5,199	19
JP Comm Sr. Woodlands Village	1/1/2014	4.40%	6,642	24
Knollwood	10/10/2017	5.35%	38,996	174
Lakeside Mall	6/1/2016	4.28%	174,884	624
Lakeview Square	3/1/2016	5.81%	40,512	203
Lansing I	1/1/2014	9.35%	22,472	173
Lincolnshire Commons	9/30/2016	5.98%	27,786	138
Lynnhaven	7/6/2015	5.05%	230,968	972
Maine	12/10/2016	4.84%	210,560	848
Mall of Louisiana Mezz (*)	9/30/2017	6.40%	59,848	319

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
			Month Ended	Month Ended
Property	Maturity Date	Rate (a)	September 30	September 30
			(Dollars in thousands)
Mall of Louisiana Note A	9/30/2017	5.46%	116,166	529
Mall of Louisiana Note B	9/30/2017	5.92%	53,398	263
Mall St Matthews Ltd Partnership	1/1/2014	4.81%	140,599	563
Mall St Vincent	12/31/2010	6.30%	49,000	257
Market Place	5/3/2017	6.05%	105,202	530
Moreno Valley	9/11/2013	5.96%	85,990	441
Newgate	4/1/2014	4.84%	39,774	160
Newpark	8/2/2014	7.45%	66,560	413
North Point	2/29/2016	5.48%	210,853	963
North Star	1/4/2015	4.43%	225,749	833
Northgate	9/1/2016	5.88%	44,172	224
Northridge Fashion	12/30/2014	7.24%	122,986	742
Oglethorpe	7/2/2015	4.89%	137,684	561
Oviedo	5/7/2012	5.12%	50,813	224
Oxmoor	12/2/2016	6.85%	55,692	318
Park City Note A	4/1/2014	4.74%	116,407	459
Park City Note B	4/1/2014	7.10%	28,620	169
Park Place	1/11/2015	5.15%	171,718	737
Peachtree	6/1/2015	5.08%	87,312	370
Pecanland	1/1/2014	4.28%	55,227	197
Piedmont	12/31/2010	5.98%	33,242	166
Pine Ridge	12/4/2016	5.08%	25,709	109
Prince Kuhio	1/1/2014	3.45%	36,407	105
Providence Place 2	3/11/2015	5.03%	246,977	1,034
Providence Place 3 (*)	3/11/2015	5.12%	51,996	222
Providence Place 4 (*)	3/11/2015	5.93%	34,148	169
Providence Place Pilot A1	7/1/2016	7.75%	20,863	135
Providence Place Pilot A2	6/30/2028	7.75%	24,011	155
Red Cliffs	12/4/2016	5.08%	24,435	103
Regency Square	7/1/2015	3.59%	90,372	271
Ridgedale	9/30/2016	4.86%	173,437	702
River Hills	1/3/2018	6.14%	79,409	406
RiverTown Junior Loan (*)	12/30/2014	8.36%	15,452	108
RiverTown Senior Loan	12/30/2014	7.29%	99,369	604
Rogue Valley	7/1/2014	7.85%	25,756	168
Sikes Senter	6/1/2017	5.20%	59,853	259
Sooner Fashion	1/3/2018	6.14%	59,557	305
Southlake	12/1/2019	6.44%	99,308	533
Southland	1/1/2014	3.62%	78,324	236
Southland (RSE)	3/5/2010	4.97%	106,089	454
St. Louis Galleria	1/3/2017	4.86%	231,175	935
Staten Island 1	10/1/2015	5.09%	84,409	353
Staten Island 2	10/1/2015	8.15%	67,576	453
Staten Island 3	10/1/2015	5.61%	124,186	581
Steeplegate Note A	8/1/2014	4.75%	61,523	243
Steeplegate Note B	8/1/2014	5.78%	14,217	69
Stonestown Note A	9/1/2017	5.85%	154,871	755
Stonestown Note B	9/1/2017	5.65%	59,706	281
The Boulevard	7/1/2018	4.27%	104,083	371
The Crossroads (MI)	1/1/2014	7.40%	38,676	239
The Woodlands Note A	6/12/2016	5.91%	183,404	904
The Woodlands Note B	6/12/2016	5.91%	54,526	269
Three Rivers	12/4/2016	5.08%	20,931	89
Town East	1/1/2014	3.46%	101,446	293
Tucson Mall	1/1/2014	4.26%	113,402	403
Tucson Mall — Hyper Am	1/1/2014	4.26%	3,885	14
Tysons Galleria — Note A	9/11/2017	5.69%	221,476	1,049
Tysons Galleria — Note B	9/11/2017	6.00%	31,233	156
Valley Hills	3/4/2016	4.73%	55,181	217
Valley Plaza	1/10/2016	3.90%	91,948	299
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	87,686	410
Victoria Ward (Warehouse/Plaza)	10/6/2016	3.50%	68,393	199
Village of Cross Keys	1/1/2014	7.04%	9,255	54
Visalia	1/1/2014	3.78%	39,508	124
Vista Ridge	4/10/2016	6.87%	78,021	447
Ward Centre & Ward Entertainment	1/1/2014	4.33%	56,557	204
Washington Park	3/31/2016	5.35%	11,780	53
West Valley	1/1/2014	3.43%	53,494	153
White Marsh	9/1/2017	5.62%	185,785	870

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance		Interest Expense
			Month Ended		Month Ended
Property	Maturity Date	Rate (a)	September 30		September 30
			(Dollars in thousands)
Willowbrook Mall	6/30/2016	6.82%	154,531		879
Woodbridge Corporation	6/1/2014	4.24%	201,650		713
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,169,393		72,337

Secured Asset Loans:
Bank Note — Animas Valley	7/11/2016	3.51%	44,689		131
Bank Note — Birchwood Mall	7/11/2016	3.51%	48,260		141
Bank Note — Cache Valley	7/11/2016	3.51%	29,438		86
Bank Note — Colony Square	7/11/2016	3.51%	29,015		85
Bank Note — Columbiana	7/11/2016	3.51%	106,756		313
Bank Note — Fallen Timbers	7/11/2016	3.51%	48,329		142
Bank Note — Foothills	7/11/2016	3.51%	39,783		116
Bank Note — Grand Teton	7/11/2016	3.51%	52,178		153
Bank Note — Mall at Sierra Vista	7/11/2016	3.51%	23,999		70
Bank Note — Mall of the Bluffs	7/11/2016	3.51%	26,647		78
Bank Note — Mayfair	7/11/2016	3.51%	305,525		895
Bank Note — Mondawmin	7/11/2016	3.51%	74,622		219
Bank Note — North Plains	7/11/2016	3.51%	13,535		40
Bank Note — North Town Mall	7/11/2016	3.51%	92,115		270
Bank Note — Oakwood	7/11/2016	3.51%	83,915		246
Bank Note — Owings Mills	7/11/2016	3.51%	24,915		73
Bank Note — Pierre Bossiere	7/11/2016	3.51%	42,619		125
Bank Note — Pioneer Place	7/11/2016	3.51%	162,285		475
Bank Note — Salem Center	7/11/2016	3.51%	38,482		113
Bank Note — Silver Lake Mall	7/11/2016	3.51%	13,450		39
Bank Note — Southwest Plaza	7/11/2016	3.51%	109,404		320
Bank Note — Spring Hill	7/11/2016	3.51%	54,109		158
Bank Note — Westwood Mall	7/11/2016	3.51%	27,788		81
Bank Note — White Mountain	7/11/2016	3.51%	10,897		32
Fashion Show	5/5/2017	3.26%	641,538		1,745
Oakwood Center	9/1/2014	4.38%	95,000		278
Palazzo	5/5/2017	3.26%	247,930		674
Unsecured Asset Loans:
DIP (c)	3/16/2011	5.50%	400,000		1,833
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.51%	590,000		744
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.51%	1,987,500		2,507
TRUPS (*)(d)	4/30/2036	1.93%	206,200		331

Variable Rate Debt			5,670,923		12,513

Total Debt — All Debtors			$21,840,316	(e)	$84,850

(a)	Reflects the variable contract rate as of September 30, 2010.

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan refinanced in July 2010.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended September	Period Ended September
Name	September 30, 2010	September 30, 2010	30, 2010	30, 2010
	(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$701	$330	$15,863	$11,463
AlixPartners, LLP	3,903	—	28,590	16,681
Assessment Technologies	—	30	29	90
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	(172)	7	1,840	1,472
Calvo & Clark LLP	—	—	—	—
Cantor Fitzgerald	292	124	1,667	520
Cushman & Wakefield	(382)	165	3,417	2,714
Deloitte & Touche LLP	1,575	1,818	7,743	5,037
Deloitte Tax LLP	340	4	1,270	468
Epiq Solutions	—	6	18	22
Ernst & Young LLP	63	53	1,284	860
FTI Consulting	(176)	25	3,308	2,565
Grant Thornton	3	—	29	17
Halperin Battaglia Raicht LLP	—	15	269	201
Hewitt Associates	219	53	805	131
Houlihan Lokey	906	220	15,014	3,287
Hughes Hubbard & Reed LLP	(14)	13	368	214
Jenner & Block	248	42	1,950	1,277
Kirkland & Ellis LLP (1)	(903)	524	26,991	19,796
KPMG LLP	—	—	70	60
Kurtzman Carson Consultants LLC	1,573	424	7,277	5,362
Miller Buckfire & Co LLC (1)	1,376	285	23,158	6,800
PricewaterhouseCoopers	(28)	—	301	205
Saul Ewing LLP	1,063	273	5,062	2,673
Silverstein & Pomerantz LLP	—	—	—	—
UBS Securities	1,060	—	15,652	—
Weil, Gotshal & Manges LLP (1)	3,992	3,094	53,244	33,471
Weitzman Group	17	—	151	71

Total	$15,656	$7,505	$215,370	$115,457

Professional Fees Summary (See Note 7)

Restructuring costs	$14,129	$7,043	$198,692	$107,179
General & administrative	1,215	33	13,841	3,208
Other(2)	312	429	2,837	5,070

Total	$15,656	$7,505	$215,370	$115,457

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3 million, $0.6 million, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED SEPTEMBER 30, 2010

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit #507 Natick, MA	Condominium Unit Sale 9/03/10	Kom Byung and Sue Kyung Chae	$398
GGP Natick Residence LLC	Condominium Unit #711 Natick, MA	Condominium Unit Sale 9/07/10	James Conner	$372
GGP Natick Residence LLC	Condominium Unit #1007 Natick, MA	Condominium Unit Sale 9/14/10	Konstentinos Katikakis	$423
GGP Natick Residence LLC	Condominium Unit #143 Natick, MA	Condominium Unit Sale 9/16/10	Gilson Santizo	$300
GGP Natick Residence LLC	Parking Space No. 14 Natick, MA	Condominium Parking Space Sale 9/28/10	Bernardine Antonucci	$25
GGP Natick Residence LLC	Condominium Unit #249 Natick, MA	Condominium Unit Sale 9/28/10	Petra Kacer and Timothy Johnson	$350
GGP Natick Residence LLC	Condominium Unit #828 Natick, MA	Condominium Unit Sale 9/30/10	Sai Jonnavitthula and Bhanu Thota	$399
Summerlin South Community Assn.	Village 19, Parcel I	Landscape Easement Agreement 9/16/10	Clark County School District	None

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: September 30, 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $28.3 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $6.5 million.

(3)	As previously described in Note 6 of the May 2009 MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009. On July 23, 2010, GGP, pursuant to an authorizing order from the Bankruptcy Court, entered into the New DIP Facility to refinance the DIP Term Loan.